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                                                                    EXHIBIT 23.2




                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated April 22, 1999, in the Registration Statement (Form S-1) and related Prospectus of nFront, Inc. dated April 23, 1999.



                                             /s/ Ernst & Young LLP


Atlanta, Georgia
April 22, 1999